Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Fourth Quarter and Full Year 2018 Results

Full year adjusted net income growth of 24% and loan growth of 11%

DEFIANCE, Ohio, January 24, 2019 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking and wealth management, today reported earnings for the fourth quarter and twelve months ended December 31, 2018.

Fourth quarter 2018 highlights over prior year fourth quarter, excluding the positive impact to our 2017 fourth quarter net income of the one-time $1.7 million deferred tax liability include:

●	Net income of $3.0 million, up $0.6 million or 27.2 percent

●	Diluted EPS of $0.37, flat to the prior year

●	Return on average assets of 1.19 percent, up 13 basis points, or 12.6 percent

●	Operating revenue of $12.5 million, up $0.8 million, or 6.8 percent

●	Mortgage origination volume of $78.8 million, an increase of $6.7 million, or 9.3 percent

Twelve month 2018 highlights over prior year twelve months, excluding the positive impact to our 2017 net income of the one-time $1.7 million deferred tax liability include:

●	Net income of $11.6 million, an increase of $2.3 million, or 24.3 percent

●	Diluted EPS of $1.51, an increase of $0.04 per share, or 2.5 percent, as a result of the higher share count associated with the $30 million common capital raise completed in the first quarter of 2018

●	Return on average assets of 1.23 percent, up 13 basis points, or 12.3 percent

●	Operating revenue of $49.9 million, up $4.3 million, or 9.4 percent

●	Loan growth of $75.3 million, or 10.8 percent

●	Deposit growth of $73.0 million, or 10.0 percent

●	Mortgage origination volume of $342.1 million, an increase of $26.3 million, or 8.3 percent

Highlights

	Three Months Ended			Twelve Months Ended
($ in thousands, except per share & ratios)	Dec. 2018	Dec. 2017	% Change	Dec. 2018	Dec. 2017	% Change
Operating revenue	$12,544	$11,746	6.8%	$49,891	$45,603	9.4%
Interest income	10,638	8,762	21.4	39,479	32,480	21.5
Interest expense	2,024	1,108	82.7	6,212	4,094	51.7
Net interest income	8,614	7,654	12.5	33,267	28,386	17.2
Noninterest income	3,930	4,092	(4.0)	16,624	17,217	(3.4)
Noninterest expense	8,852	8,106	9.2	34,847	31,578	10.4
Net income	2,960	4,032	(26.6)	11,638	11,065	5.2
Earnings per diluted share	0.37	0.64	(42.2)	1.51	1.74	(13.2)
Net interest margin (FTE)	3.95%	3.96%	(0.3)	3.95%	3.78%	4.5
Return on average assets	1.19%	1.83%	(35.0)	1.23%	1.29%	(4.7)
Return on average equity	9.21%	17.52%	(47.4)	9.61%	12.36%	(22.2)

Net income - adjusted for 2017 DTL	2,960	2,327	27.2	11,638	9,360	24.3
Earnings per diluted share - adj. for DTL	0.37	0.37	0.6	1.51	1.47	2.5
Return on average assets - adj. for DTL	1.19%	1.06%	12.6	1.23%	1.10%	12.3

“SB Financial’s fourth quarter and full year net income was an improvement over the prior year of 27 and 24 percent respectively excluding the 2017 deferred tax benefit,” said Mark A. Klein, Chairman, President and CEO of SB Financial. “Organic balance sheet loan growth of $75 million for the year was our strong suit in 2018, despite some late pay downs at year end.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 6.8 percent from the fourth quarter of 2017, but down 1.5 percent to the linked quarter.

●	Net interest income was up 12.5 percent from the year-ago quarter, and up 1.0 percent from the linked quarter.

●	Net interest margin (FTE) was down 1 basis point from both the year-ago and linked quarter.

●	Noninterest income for the quarter and the year were down slightly at 4.0 and 3.4 percent respectively.

●	Total revenue for the full year of 2018 was $49.9 million, compared to $45.6 million for the full year fo 2017, which is a 9.4 percent increase.

Mortgage Loan Business

Mortgage loan originations for the fourth quarter of 2018 were $78.8 million, up $6.7 million, or 9.3 percent, from the year-ago quarter. Total sales of originated loans were $60.3 million, up $6.5 million, or 12.1 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.0 million for the fourth quarter of 2018, compared to $2.1 million for the year-ago quarter. The mortgage servicing valuation adjustment for the fourth quarter of 2018 was a negative $0.07 million, compared to a positive adjustment of $0.12 million for the fourth quarter of 2017. The aggregate servicing valuation impairment ended the quarter at $0.21 million. The mortgage servicing portfolio at December 31, 2018, was $1.08 billion, up $0.09 billion, or 9.0 percent, from $0.99 billion at December 31, 2017.

Mr. Klein noted, “Despite rising rates and inventory pressure, we increased our mortgage production this quarter compared to the prior year. Our full year production level of $342 million is the second highest in our history and included our first loan closing from our new Indianapolis office.”

Mortgage Banking

($ in thousands)	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017
Mortgage originations	$78,829	$95,289	$109,466	$58,485	$72,102
Mortgage sales	60,345	80,555	79,162	40,589	53,825
Mortgage servicing portfolio	1,084,678	1,066,402	1,030,780	1,004,728	994,915
Mortgage servicing rights	11,347	11,129	10,634	10,195	9,907

Mortgage servicing revenue:
Loan servicing fees	673	653	636	625	617
OMSR amortization	(301)	(318)	(367)	(246)	(269)
Net administrative fees	372	335	269	379	348
OMSR valuation adjustment	(68)	(62)	(22)	92	118
Net loan servicing fees	304	273	247	471	466
Gain on sale of mortgages	1,646	2,066	2,058	1,100	1,608
Mortgage banking revenue, net	$1,950	$2,339	$2,305	$1,571	$2,074

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales and the sale of Small Business Administration (SBA) loans. SBA activity for the quarter consisted of total origination volume of $1.7 million with higher sales volume resulting in gains of $0.3 million. Wealth management assets under the Company’s care stood at $423.3 million as of December 31, 2018, up $11 million from the linked quarter. For the fourth quarter of 2018, noninterest income as a percentage of total revenue was 31.3 percent. For the fourth quarter of 2018, noninterest expense (NIE) of $8.9 million was up $0.8 million, or 9.2 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was up $0.1 million.

Mr. Klein stated, “Fee income levels from mortgage and SBA loan sale gains have tempered a bit this year with slightly higher rates. Likewise, our larger balance sheet and resulting higher net interest margin, has constrained our percentage of non-interest income as a percentage of total revenue.”

Noninterest Income / Noninterest Expense

($ in thousands, except ratios)	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017
Noninterest Income (NII)	$3,930	$4,202	$4,249	$4,243	$4,092
NII / Total Revenue	31.3%	33.0%	33.5%	35.5%	34.8%
NII / Average Assets	1.6%	1.8%	1.8%	1.9%	1.9%

Noninterest Expense (NIE)	$8,852	$8,789	$8,579	$8,627	$8,106
Efficiency Ratio	70.6%	69.0%	67.7%	72.2%	69.0%
NIE / Average Assets	3.6%	3.7%	3.7%	3.8%	3.7%
Net Noninterest Expense	-2.0%	-1.9%	-1.9%	-1.9%	-1.8%

Balance Sheet

Total assets as of December 31, 2018, were $985.9 million, up $109.3 million, or 12.5 percent, from a year ago. Total equity as of December 31, 2018, was $130.4 million, up 38.7 percent from a year ago, and comprised 13.2 percent of total assets. Both the equity and total assets reflect the $30 million common capital raise completed in the first quarter of 2018.

Total loans held for investment were $771.9 million at December 31, 2018, up $75.3 million, or 10.8 percent, from December 31, 2017. Residential real estate loans were up $36.3 million, or 24.0 percent, with commercial loans rising $25.6 million, or 25.1 percent.

The investment portfolio of $95.2 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 9.7 percent of assets at December 31, 2018, and was up 10.1 percent from the year-ago period. Deposit balances of $802.6 million at December 31, 2018, increased by $73.0 million, or 10.0 percent, since December 31, 2017. Growth from the prior year included $8.5 million in checking and $64.5 million in savings and time deposit balances.

Mr. Klein continued, “Loan volumes have been strong for us all year, with consistent growth across all quarters until the pay downs this quarter. We also had a robust deposit growth performance in the quarter and for the full year, with a double-digit growth in deposits from December of 2017. Nonperforming assets ended the year at 40 basis points, down 4 basis points from the prior year.”

Loan Balance
($ in thousands, except ratios)	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Annual Growth
Commercial	$127,640	$119,810	$115,140	$107,579	$102,041	$25,599
% of Total	16.5%	15.5%	15.3%	15.2%	14.6%	25.1%
Commercial RE	340,791	356,563	350,266	338,586	332,154	8,637
% of Total	44.2%	46.2%	46.5%	47.9%	47.7%	2.6%
Agriculture	52,012	52,814	52,466	50,266	51,947	65
% of Total	6.7%	6.8%	7.0%	7.1%	7.5%	0.1%
Residential RE	187,104	178,033	172,773	151,820	150,854	36,250
% of Total	24.2%	23.1%	22.9%	21.5%	21.6%	24.0%
Consumer & Other	64,336	64,478	62,640	58,956	59,619	4,717
% of Total	8.3%	8.4%	8.3%	8.3%	8.6%	7.9%
Total Loans	$771,883	$771,698	$753,285	$707,207	$696,615	$75,268
Total Growth Percentage						10.8%

Deposit Balance
($ in thousands, except ratios)	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Annual Growth
Non-Int DDA	$144,592	$134,747	$131,125	$132,919	$135,592	$9,000
% of Total	18.0%	17.1%	17.4%	17.8%	18.6%	6.6%
Interest DDA	130,628	130,897	129,486	137,893	131,079	-451
% of Total	16.3%	16.6%	17.2%	18.4%	18.0%	-0.3%
Savings	104,444	114,213	118,108	116,820	103,267	1,177
% of Total	12.9%	14.4%	15.7%	15.6%	14.1%	1.1%
Money Market	181,426	170,190	151,228	143,679	141,844	39,582
% of Total	22.6%	21.6%	20.1%	19.2%	19.4%	27.9%
Certificates	241,462	239,379	222,932	217,484	217,818	23,644
% of Total	30.1%	30.3%	29.6%	29.0%	29.9%	10.9%
Total Deposits	$802,552	$789,426	$752,879	$748,795	$729,600	$72,952
Total Growth Percentage						10.0%

Asset Quality

SB Financial maintained its high-performance among its peers in asset quality levels for the quarter, reporting nonperforming assets of $4.0 million as of December 31, 2018, up $0.1 million, or 2.7 percent, from the year-ago quarter. SB Financial’s nonperforming assets to total assets ratio of 0.40 percent is in the top quartile of its 65-bank peer group. The coverage of problem loans by the loan loss allowance was at 213 percent at December 31, 2018, up from 207 percent at December 31, 2017.

Summary of Nonperforming Assets

($ in thousands, except ratios)	Dec. 2018	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Annual Growth
Commercial & Agriculture	$731	$360	$33	$35	$121	$610
% of Total Com./Ag. loans	0.41%	0.21%	0.02%	0.02%	0.08%	504.1%
Commercial RE	218	228	234	487	1,322	(1,104)
% of Total CRE loans	0.06%	0.06%	0.07%	0.14%	0.40%	-83.5%
Residential RE	1,738	1,541	1,634	1,714	1,123	615
% of Total Res. RE loans	0.93%	0.87%	0.95%	1.13%	0.74%	54.8%
Consumer & Other	219	252	221	85	138	81
% of Total Con./Oth. loans	0.34%	0.39%	0.35%	0.14%	0.23%	58.7%
Total Nonaccruing Loans	2,906	2,381	2,122	2,321	2,704	202
% of Total loans	0.38%	0.31%	0.28%	0.33%	0.39%	7.5%
Accruing Restructured Loans	928	940	1,101	1,115	1,129	(201)
Total Growth (%)						-17.8%
Total Nonaccruing & Restructured Loans	$3,834	$3,321	$3,223	$3,436	$3,833	$1
% of Total loans	0.50%	0.43%	0.43%	0.49%	0.55%	0.0%
Foreclosed Assets	131	105	16	70	26	105
Total Growth (%)						403.8%
Total Nonperforming Assets	$3,965	$3,426	$3,239	$3,506	$3,859	$106
% of Total assets	0.40%	0.35%	0.34%	0.38%	0.44%	2.7%

Webcast and Conference Call

The Company will hold a related conference call and webcast on January 25, 2019, at 10:00 a.m. EST. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 offices; 19 in nine Ohio counties and one in Fort Wayne, Indiana, and 26 full-service ATMs. The Company has seven loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2018, SB Financial was ranked #72 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in thousands)	2018	2018	2018	2018	2017

ASSETS
Cash and due from banks	$48,363	$45,515	$24,413	48,329	26,616
Available-for-sale securities	91,039	84,114	89,911	91,987	82,790
Loans held for sale	4,445	6,888	7,551	8,893	3,940
Loans, net of unearned income	771,883	771,698	753,285	707,207	696,615
Allowance for loan losses	(8,167)	(8,489)	(8,494)	(8,219)	(7,930)
Premises and equipment, net	22,084	21,900	21,683	21,776	21,277
Federal Reserve and FHLB Stock, at cost	4,123	4,123	3,748	3,748	3,748
Foreclosed assets held for sale, net	131	105	16	70	26
Interest receivable	1,892	2,433	2,000	1,925	1,825
Goodwill and other intangibles	16,401	16,404	16,406	16,409	16,411
Cash value of life insurance	16,834	16,745	16,656	16,567	16,479
Mortgage servicing rights	11,365	11,129	10,633	10,196	9,907
Other assets	5,505	6,615	6,977	6,753	4,923

Total assets	$985,898	$979,180	$944,785	$925,641	$876,627

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$144,592	$134,747	$131,125	132,919	135,592
Interest bearing demand	130,628	130,897	129,486	137,893	131,079
Savings	104,444	114,213	118,108	116,820	103,267
Money market	181,426	170,190	151,228	143,679	141,844
Time deposits	241,462	239,379	222,932	217,484	217,818

Total deposits	802,552	789,426	752,879	748,795	729,600

Repurchase agreements	15,184	15,539	18,191	14,505	15,082
Federal Home Loan Bank advances	16,000	24,500	26,500	18,500	18,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Interest payable	909	891	685	633	592
Other liabilities	10,508	11,405	11,116	9,999	8,543

Total liabilities	855,463	852,071	819,681	802,742	782,627

Stockholders’ Equity
Preferred stock	13,979	13,979	13,983	13,983	13,983
Common stock	40,485	40,485	40,481	40,481	12,569
Additional paid-in capital	15,226	15,160	15,098	15,189	15,405
Retained earnings	64,012	61,854	59,503	57,162	55,439
Accumulated other comprehensive loss	(552)	(1,654)	(1,240)	(941)	(141)
Treasury stock	(2,715)	(2,715)	(2,721)	(2,975)	(3,255)

Total equity	130,435	127,109	125,104	122,899	94,000

Total liabilities and stockholders’ equity	$985,898	$979,180	$944,785	925,641	876,627

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Twelve Months Ended
($ in thousands, except per share &	December	September	June	March	December	December	December
ratios)	2018	2018	2018	2018	2017	2018	2017
Interest income
Loans
Taxable	$9,661	9,499	8,968	8,140	8,096	36,268	29,792
Tax exempt	55	42	36	21	23	154	85
Securities
Taxable	822	610	613	573	514	2,618	2,076
Tax exempt	100	107	115	117	129	439	527

Total interest income	10,638	10,258	9,732	8,851	8,762	39,479	32,480

Interest expense
Deposits	1,776	1,472	1,091	975	938	5,314	3,456
Repurchase agreements & other	10	11	6	10	2	37	16
Federal Home Loan Bank advances	131	140	110	79	85	460	320
Trust preferred securities	107	106	101	87	83	401	302

Total interest expense	2,024	1,729	1,308	1,151	1,108	6,212	4,094

Net interest income	8,614	8,529	8,424	7,700	7,654	33,267	28,386

Provision for loan losses	-	-	300	300	200	600	400

Net interest income after provision for loan losses	8,614	8,529	8,124	7,400	7,454	32,667	27,986

Noninterest income
Wealth Management Fees	717	705	710	739	718	2,871	2,777
Customer service fees	679	672	675	644	690	2,670	2,671
Gain on sale of mtg. loans & OMSR’s	1,646	2,066	2,058	1,100	1,608	6,870	7,132
Mortgage loan servicing fees, net	304	273	247	471	465	1,295	1,316
Gain on sale of non-mortgage loans	295	125	150	660	179	1,230	1,272
Data service fees	-	-	-	-	179	-	738
Net gain on sales of securities	-	70	-	-	-	70	119
Gain/(loss) on sale of assets	14	-	60	(39)	(4)	35	6
Other	275	291	349	668	257	1,583	1,186

Total noninterest income	3,930	4,202	4,249	4,243	4,092	16,624	17,217

Noninterest expense
Salaries and employee benefits	5,108	5,372	5,201	4,939	4,749	20,620	18,646
Net occupancy expense	600	588	560	649	582	2,397	2,260
Equipment expense	756	667	637	829	748	2,889	2,760
Data processing fees	466	489	418	438	363	1,811	1,558
Professional fees	532	393	504	419	492	1,848	1,774
Marketing expense	262	197	204	221	153	884	734
Telephone and communication	121	124	128	122	113	495	462
Postage and delivery expense	66	83	63	74	118	286	454
State, local and other taxes	180	177	176	186	164	719	699
Employee expense	283	243	220	166	227	912	797
Other expenses	478	456	468	584	397	1,986	1,434

Total noninterest expense	8,852	8,789	8,579	8,627	8,106	34,847	31,578

Income before income tax expense	3,692	3,942	3,794	3,016	3,440	14,444	13,625

Income tax expense (benefit)	732	824	687	563	(592)	2,806	2,560

Net income	$2,960	3,118	3,107	2,453	4,032	11,638	11,065

Preferred Share Dividends	243	244	244	244	244	974	975

Net income available to common shares	2,717	2,874	2,863	2,209	3,788	10,663	10,090

Common share data:
Basic earnings per common share	$0.42	0.45	0.45	0.40	0.79	1.72	2.10

Diluted earnings per common share	$0.37	0.39	0.40	0.35	0.64	1.51	1.74

Average shares outstanding ($ in thousands):
Basic:	6,503	6,503	6,489	5,519	4,790	6,198	4,817
Diluted:	8,030	8,022	8,003	7,055	6,329	7,719	6,351

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Twelve Months Ended
SUMMARY OF OPERATIONS	December 2018	September 2018	June 2018	March 2018	December 2017	December 2018	December 2017

Net interest income	$8,614	8,529	8,424	7,700	7,654	33,267	28,386
Tax-equivalent adjustment	41	40	40	37	78	158	315
Tax-equivalent net interest income	8,655	8,569	8,464	7,737	7,732	33,425	28,701
Provision for loan loss	-	-	300	300	200	600	400
Noninterest income	3,930	4,202	4,249	4,243	4,092	16,624	17,217
Total operating revenue	12,544	12,731	12,673	11,943	11,746	49,891	45,603
Noninterest expense	8,852	8,789	8,579	8,627	8,106	34,847	31,578
Pre-tax pre-provision income	3,692	3,942	4,094	3,316	3,640	15,044	14,025
Pretax income	3,692	3,942	3,794	3,016	3,440	14,444	13,625
Net income	2,960	3,118	3,107	2,453	4,032	11,638	11,065
Income available to common shareholders	2,717	2,874	2,863	2,209	3,788	10,663	10,090

PER SHARE INFORMATION:
Basic earnings per share	$0.42	0.45	0.45	0.40	0.79	1.72	2.10
Diluted earnings per share	0.37	0.39	0.40	0.35	0.64	1.51	1.74
Common dividends	0.085	0.080	0.080	0.075	0.075	0.320	0.280
Book value per common share	16.36	15.94	15.73	15.49	15.05	16.36	15.05
Tangible book value per common share	15.39	14.87	14.57	14.27	13.27	15.39	13.27
Fully converted TBV per common share	14.30	13.88	13.66	13.42	12.42	14.30	12.42
Market price per common share	16.45	20.35	20.32	18.51	18.49	16.45	18.49
Market price per preferred share	17.90	20.25	19.82	18.20	17.90	17.90	17.90
Market price to tangible book value	106.9%	136.8%	139.5%	129.7%	139.3%	106.9%	139.3%
Market price to trailing 12 month EPS	11.0	11.5	11.2	10.3	10.6	11.0	10.6

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.19%	1.30%	1.35%	1.08%	1.83%	1.23%	1.29%
Pre-tax pre-provision ROAA	1.48%	1.64%	1.78%	1.46%	1.65%	1.59%	1.64%
Return on average equity	9.21%	9.89%	10.02%	9.03%	17.52%	9.61%	12.36%
Return on average tangible equity	12.06%	13.02%	13.28%	12.54%	26.16%	12.83%	18.71%
Efficiency ratio	70.55%	69.01%	67.67%	72.22%	68.99%	69.83%	69.22%
Earning asset yield	4.86%	4.75%	4.76%	4.41%	4.52%	4.67%	4.28%
Cost of interest bearing liabilities	1.15%	1.00%	0.80%	0.71%	0.69%	0.92%	0.65%
Net interest margin	3.93%	3.95%	4.12%	3.84%	3.92%	3.93%	3.74%
Tax equivalent effect	0.02%	0.01%	0.02%	0.02%	0.04%	0.02%	0.04%
Net interest margin, tax equivalent	3.95%	3.96%	4.14%	3.86%	3.96%	3.95%	3.78%
Non interest income/Average assets	1.58%	1.75%	1.84%	1.87%	1.86%	1.75%	2.01%
Non interest expense/Average assets	3.56%	3.65%	3.72%	3.81%	3.68%	3.68%	3.70%
Net noninterest expense/Average assets	1.98%	1.91%	1.88%	1.93%	1.82%	1.92%	1.68%

ASSET QUALITY RATIOS:
Gross charge-offs	$322	12	54	19	36	407	231
Recoveries	1	6	29	9	5	45	35
Net charge-offs	321	6	25	10	31	362	196
Nonaccruing loans/ Total loans	0.38%	0.31%	0.28%	0.33%	0.39%	0.38%	0.39%
Nonperforming loans/ Total loans	0.50%	0.43%	0.43%	0.49%	0.55%	0.50%	0.55%
Nonperforming assets/ Loans & OREO	0.51%	0.44%	0.43%	0.50%	0.55%	0.51%	0.55%
Nonperforming assets/ Total assets	0.40%	0.35%	0.34%	0.38%	0.44%	0.40%	0.44%
Allowance for loan loss/ Nonperforming loans	213.02%	255.62%	263.54%	239.20%	206.89%	213.02%	206.89%
Allowance for loan loss/ Total loans	1.06%	1.10%	1.13%	1.16%	1.14%	1.06%	1.14%
Net loan charge-offs/ Average loans (ann.)	0.17%	0.00%	0.01%	0.01%	0.02%	0.05%	0.03%
Loan loss provision/ Net charge-offs	0.00%	0.00%	1200.00%	3000.00%	645.16%	165.75%	204.08%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	96.18%	97.75%	100.05%	94.45%	95.48%	96.18%	95.48%
Equity/ Assets	13.23%	12.98%	13.24%	13.28%	10.72%	13.23%	10.72%
Tangible equity/ Tangible assets	10.32%	10.05%	10.20%	10.17%	7.39%	10.32%	7.39%
Tangible equity adjusted for conversion	11.76%	11.50%	11.71%	11.71%	9.02%	11.76%	9.02%
Common equity tier 1 ratio (Bank) - 12/18 est.	12.22%	12.16%	11.91%	12.23%	10.53%	12.22%	10.53%

END OF PERIOD BALANCES
Total assets	$985,898	979,180	944,785	925,641	876,627	985,898	876,627
Total loans	771,883	771,698	753,285	707,207	696,615	771,883	696,615
Deposits	802,552	789,426	752,879	748,795	729,600	802,552	729,600
Stockholders equity	130,435	127,109	125,104	122,899	94,000	130,435	94,000
Goodwill & intangibles	16,401	16,404	16,406	16,409	16,411	16,401	16,411
Preferred equity	13,979	13,979	13,983	13,983	13,983	13,979	13,983
Tangible equity	100,055	96,726	94,715	92,507	63,606	100,055	63,606
Mortgage servicing portfolio	1,084,678	1,066,402	1,030,780	1,004,728	994,915	1,084,678	994,915
Wealth/Brokerage assets under care	423,289	412,218	407,592	411,654	437,034	423,289	437,034
Total assets under care	2,493,865	2,457,800	2,383,157	2,342,023	2,308,576	2,493,865	2,308,576
Full-time equivalent employees (actual)	250	250	241	240	240	250	240
Period end basic shares outstanding	6,503	6,503	6,502	6,483	4,793	6,503	4,793
Period end outstanding (Series A Converted)	1,472	1,470	1,453	1,453	1,453	1,472	1,453

AVERAGE BALANCES
Total assets	$994,977	962,369	922,355	906,281	880,446	947,266	854,569
Total earning assets	875,747	864,490	817,270	802,358	781,795	845,672	759,681
Total loans	775,060	770,948	724,710	711,733	691,929	749,055	660,675
Deposits	803,928	769,266	739,877	738,867	731,992	764,297	711,500
Stockholders equity	128,539	126,144	123,990	108,662	92,036	121,094	89,538
Intangibles	16,403	16,405	16,407	16,410	16,412	16,406	16,417
Preferred equity	13,979	13,983	13,983	13,983	13,983	13,982	13,983
Tangible equity	98,157	95,756	93,600	78,269	61,641	90,706	59,138
Average basic shares outstanding	6,503	6,503	6,489	5,519	4,790	6,198	4,817
Average diluted shares outstanding	8,030	8,022	8,003	7,055	6,329	7,719	6,351

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three Months Ended December 31, 2018 and 2017

($ in thousands)	Three Months Ended Dec. 31, 2018			Three Months Ended Dec. 31, 2017
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$90,602	822	3.63%	$76,268	514	2.70%
Nontaxable securities	10,085	100	3.97%	13,598	129	3.80%
Loans, net	775,060	9,716	5.01%	691,929	8,119	4.69%

Total earning assets	875,747	10,638	4.86%	781,795	8,762	4.48%

Cash and due from banks	56,358			37,141
Allowance for loan losses	(8,490)			(7,842)
Premises and equipment	22,200			21,424
Other assets	49,162			47,928

Total assets	$994,977			$880,446

Liabilities
Savings and interest bearing demand	$418,284	691	0.66%	$378,278	219	0.23%
Time deposits	239,787	1,085	1.81%	216,969	719	1.33%
Repurchase agreements & Other	15,222	10	0.26%	13,220	2	0.06%
Advances from Federal Home Loan Bank	22,467	131	2.33%	20,283	85	1.68%
Trust preferred securities	10,310	107	4.15%	10,310	83	3.22%

Total interest bearing liabilities	706,070	2,024	1.15%	639,060	1,108	0.69%

Non interest bearing demand	145,857	-		136,745	-

Total funding	851,927		0.95%	775,805		0.57%

Other liabilities	14,511			12,605

Total liabilities	866,438			788,410

Equity	128,539		559,131	92,036

Total liabilities and equity	$994,977			$880,446

Net interest income		$8,614			$7,654

Net interest income as a percent of average interest-earning assets - GAAP measure			3.93%			3.92%

Net interest income as a percent of average interest-earning assets - non GAAP			3.95%			3.96%
- Computed on a fully tax equivalent (FTE) basis

	Twelve Months Ended Dec. 31, 2018			Twelve Months Ended Dec. 31, 2017
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$85,238	2,618	3.07%	$84,918	2,076	2.44%
Nontaxable securities	11,379	439	3.86%	14,088	527	3.75%
Loans, net	749,055	36,422	4.86%	660,675	29,877	4.52%

Total earning assets	845,672	39,479	4.67%	759,681	32,480	4.28%

Cash and due from banks	38,990			35,337
Allowance for loan losses	(8,361)			(7,828)
Premises and equipment	21,795			21,084
Other assets	49,170			46,295

Total assets	$947,266			$854,569

Liabilities
Savings and interest bearing demand	$401,577	1,754	0.44%	$369,114	795	0.22%
Time deposits	225,467	3,560	1.58%	214,639	2,661	1.24%
Repurchase agreements & Other	16,458	37	0.22%	12,350	16	0.13%
Advances from Federal Home Loan Bank	22,108	460	2.08%	20,000	320	1.60%
Trust preferred securities	10,310	401	3.89%	10,310	302	2.93%

Total interest bearing liabilities	675,920	6,212	0.92%	626,413	4,094	0.65%

Non interest bearing demand	137,253		0.76%	127,747		0.54%

Total funding	813,173			754,160

Other liabilities	12,999			10,871

Total liabilities	826,172			765,031

Equity	121,094			89,538

Total liabilities and equity	$947,266			$854,569

Net interest income		$33,267			$28,386

Net interest income as a percent of average interest-earning assets - GAAP measure			3.93%			3.74%

Net interest income as a percent of average interest-earning assets - non GAAP			3.95%			3.78%
- Computed on a fully tax equivalent (FTE) basis